Share-Based Compensation	4 Months Ended
Sep. 30, 2018
Successor [Member]
Share-Based Compensation

12.	Share-based compensation

On May 18, 2018, the NESR shareholders approved the NESR 2018 Long Term Incentive Plan (the “LTIP”), effective upon the closing of the Business Combination. A total of 5,000,000 ordinary shares are reserved for issuance under the LTIP. The board of directors approved the LTIP on February 9, 2018, including the performance criteria upon which performance goals may be based.

The purpose of the LTIP is to enhance NESR’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to NESR by providing these individuals with equity ownership opportunities. The Company intends to use share-based awards to reward long-term performance of the executive officers. The Company believes that providing a meaningful portion of the total compensation package in the form of share-based awards will align the incentives of its executive officers with the interests of its shareholders and serve to motivate and retain the individual executive officers.

During the Successor Quarter, the Company awarded 685,000 restricted stock units (“RSUs”) under the LTIP at a value of $7.5 million. The RSUs were allocated to the recipients at a grant date fair value of $11 per share and vest ratably on an annual basis over a 3-year period (1/3 of the shares vest at the anniversary of the grant date). A corresponding expense related to these awards of $0.3 million was recorded in the condensed consolidated statement of operations in the Successor Quarter. The remaining balance will be amortized over a period of approximately 34 months on a straight-line basis.